UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2010
The Men’s Wearhouse, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	74-1790172 (IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas (Address of principal executive offices)	77072 (Zip Code)

281-776-7000
(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On January 23, 2010, the Board of Directors of The Men’s Wearhouse, Inc. (the “Company”) adopted the Company’s Fourth Amended and Restated Bylaws which amends the Company’s bylaws to:
(i)	conform references in the Bylaws to the Texas Business Organizations Code which governs all Texas corporations, including the Company, in lieu of the Texas Business Corporation Act effective as of January 1, 2010; and

(ii)	further allow greater flexibility to use electronic transmissions, including telephone and computer communication, to hold shareholder meetings and conduct voting.
     Set forth below are the sections of the bylaws which have been amended. They are marked to show the changes.
     “Section 2.05. Procedures with Respect to Matters to be Considered at a Meeting.
          (C) General.
               (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 2.05 of Article II shall be eligible to be elected at an annual or special meeting of shareholders of the corporation to serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.05 of Article II. Except as otherwise provided by law, the ~~Articles~~articles of ~~Incorporation~~incorporation of the corporation, as amended (~~the “Articles of Incorporation~~which pursuant to Section 1.006 of the Texas Business Organizations Code (the “Code”) shall be synonymous with a certificate of formation and hereinafter referred to as the “Certificate of Formation”) or these Bylaws, the Chairman of the meeting shall have the power and duty (a) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.05 of Article II and (b) if any proposed nomination or business was not made or proposed in compliance with this Section 2.05 of Article II, in the reasonable judgment of the Chairman of the meeting under the circumstances existing at the time and given the information available to the Chairman, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 2.05 of Article II, unless otherwise required by law, if the shareholder (or a qualified representative of the shareholder) does not appear at the annual or special meeting of shareholders of the corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation. For purposes of this Section 2.05 of Article II, to be considered a qualified representative of the shareholder, a person must be authorized by a writing executed by such shareholder or an electronic transmission delivered by such shareholder to act for such shareholder as proxy at the meeting of shareholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of the shareholders.
               (2) For purpose of this Section 2.05 of Article II, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.
               (3) Nothing in this Section 2.05 of Article II, shall be deemed to affect any rights (a) of shareholders to request inclusion of proposals or nominations in the corporation’s proxy statement pursuant to Rule 14a-8 (or any successor thereto) promulgated under the Exchange Act or (b) of the holders of any series of preferred stock to nominate and elect directors pursuant to and to the extent provided in any applicable provisions of the ~~Articles~~Certificate of ~~Incorporation~~Formation.
     “Section 2.07. Quorum. The holders of a majority of the shares issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by statute or by the ~~articles~~ Certificate of ~~incorporation~~Formation. If, however, a quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. After an adjournment, at any reconvened meeting any business may be transacted that might have been transacted if the meeting had been held in accordance with the original notice thereof, provided a quorum shall be present or represented thereat.
     “Section 2.08. Vote Required. With respect to any matter, other than the election of directors or a matter for which a different vote is required by law or the ~~articles~~Certificate of ~~incorporation~~Formation, the affirmative vote of the holders of a majority of the shares entitled to vote on, and that voted for or against or expressly abstained with respect to, that matter at a meeting of shareholders at which a quorum is present shall be the act of the shareholders. Unless otherwise required by law or by the ~~articles of incorporation~~Certificate of Formation, directors shall be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present.
     “Section 2.09. Voting; Proxies. Each outstanding share having voting power shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, except to the extent provided otherwise in the ~~Articles~~Certificate of ~~Incorporation~~Formation or ~~in the Texas Business Corporation Act (the “Act”)~~the Code. Any shareholder may vote either in person or by proxy executed in writing by the shareholder. A telegram, telex, cablegram or other form of electronic transmission, including telephone transmissions by the shareholder, or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the shareholder shall be treated as an execution in writing for purposes of this Section 2.09. Any electronic transmission must contain or be accompanied by information from which it can be determined that the transmission was authorized by the shareholder.

     “Section 2.11. Shareholder Meetings by Remote Communication. The board of directors may, in its discretion, determine that any meeting of shareholders may be held solely by means of remote communication as provided in this Section 2.11. If authorized by the board of directors, and subject to any guidelines and procedures adopted by the board of directors, shareholders not physically present at a meeting of shareholders, by means of remote communication (i) may participate in a meeting of shareholders; and (ii) may be considered present in person and may vote at a meeting of shareholders held at a designated place or held solely by means of remote communication if (A) the corporation implements reasonable measures to verify that each person considered present and permitted to vote at the meeting by means of remote communication is a shareholder; (B) the corporation implements reasonable measures to provide the shareholders at the meeting by means of remote communication a reasonable opportunity to participate in the meeting and to vote on matters submitted to the shareholders, including an opportunity to read or hear the proceedings of a meeting substantially concurrently with the proceedings; and (C) the corporation maintains a record of any shareholder vote or other action taken at the meeting by means of remote communication.
     “Section 3.10. Waiver and Requirements of Notice. Attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. Except as may be otherwise provided by law or by the ~~articles~~Certificate of ~~incorporation~~Formation or by these bylaws, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.
     “Section 3.11. Quorum; Vote Required. At all meetings of the board of directors a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, unless otherwise specifically provided by law, the ~~articles~~Certificate of ~~incorporation~~Formation or these bylaws. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.
     “Section 3.13. Action Without Meeting. Any action required or permitted to be taken at a meeting of the board of directors or any committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the board of directors or committee, as the case may be.  A telegram, telex, cablegram, or other electronic transmission by a director consenting to an action to be taken and transmitted by a director is considered written, signed, and dated for the purposes of this Section 3.13 if the transmission sets forth or is delivered with information from which the corporation can determine that the transmission was transmitted by the director and the date on which the director transmitted the transmission.
     “Section 4.02. Notice by Electronic Transmission. On consent of a director or shareholder, notice from the corporation may be given to the director or shareholder by electronic transmission. The director or shareholder may specify the form of electronic transmission to be used to communicate notice. The director or shareholder may revoke this consent by written notice to the corporation. The director’s or shareholder’s consent is deemed to be revoked if the corporation is unable to deliver by electronic transmission two consecutive notices and the secretary of the corporation or other person responsible for delivering the notice on behalf of the corporation knows that the delivery of these two electronic transmissions was unsuccessful. The inadvertent failure to treat the unsuccessful transmissions as a revocation of the director’s or shareholder’s consent does not invalidate a meeting or other action. Notice under this Section 4.02 is deemed given when the notice is (i) transmitted to a facsimile number provided by the director or shareholder for the purpose of receiving notice; (ii) transmitted to an electronic mail address provided by the director or shareholder for the purpose of receiving notice; (iii) posted on an electronic network and a message is sent to the director or shareholder at the address provided by the director or shareholder for the purpose of alerting the director or shareholder of a posting; or (iv) communicated to the director or shareholder by any other form of electronic transmission consented to by the director or shareholder.
     “Section 4.03.  Waiver. Whenever any notice is required to be given under the provisions of the ~~statutes~~Code or of the ~~articles of incorporation~~Certificate of Formation or of these bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, or a waiver by electronic transmission, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. The business to be transacted at a regular or special meeting of the shareholders, directors, or members of a committee of directors or the purpose of a meeting is not required to be specified in a written waiver of notice or a waiver by electronic transmission.
     “Section 6.04A. Notice Upon Issuance or Transfer of Uncertificated Shares. In accordance with Section 3.205 of the Code and Chapter 8, Texas Business & Commerce Code, the corporation shall, after the issuance or transfer of uncertificated shares, send to the registered owner of uncertificated shares a written notice containing the information required to be set forth or stated on certificates pursuant to the ~~Texas Business Corporation Act~~Code, as it may be amended from time to time, and any successor to said ~~act~~Code.
     “Section 6.06. Fixing Record Dates for Consents to Action. Unless a record date shall have previously been fixed or determined, whenever action by shareholders is proposed to be taken by consent in writing or by electronic transmission  without a meeting of shareholders, the board of directors may fix a record date for the purpose of determining shareholders entitled to consent to that action which record date shall not precede, and shall not be more than ten days after, the date upon which the resolution fixing the record date is adopted by the board of directors. If no record date has been fixed by the board of directors and prior action of the board of directors is not required by law, the record date for determining shareholders entitled to consent to action in writing or by electronic transmission without a meeting shall be the first date on which a signed written consent or electronic transmission setting forth the action taken proposed to be taken is delivered to the corporation in the manner required by Section 2.10 of these bylaws. If no record date shall have been fixed by the board of directors and prior action of the board of directors is required by law, the record date for determining shareholders entitled to consent to action in writing without a meeting shall be at the close of business on the date on which the board of directors adopts a resolution taking such prior action.
     “Section 6.08. List of Shareholders. The officer or agent having charge of the transfer books for shares shall make, at least ten days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order, with the address of each and the number of shares held by each, which list, for a period of ten days prior to such meeting, shall be kept on file at the registered office or principal place of business of the corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Alternatively, the list of the shareholders may be kept on a reasonably accessible electronic network, if the information required to gain access to the list is provided with the notice of the meeting. The corporation does not need to include any electronic contact information of any shareholder on the list. If the corporation elects to make the list available on an electronic network, the corporation shall take reasonable steps to ensure that the information is available only to shareholders of the corporation.  Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. If the meeting is held by means of remote communication, the list must be open to the examination of any shareholder for the duration of the meeting on a reasonably accessible electronic network, and the information required to access the list must be provided to shareholders with the notice of the meeting.  The original share ledger or transfer book, or a duplicate thereof, shall be prima facie evidence as to who are the shareholders entitled to examine such list or share ledger or transfer book or to vote at any meeting of the shareholders.
     “Section 7.01. Distributions and Share Dividends. Subject to the provisions of the ~~articles~~Certificate of ~~incorporation~~Formation relating thereto, if any, distributions and share dividends may be declared by the board of directors, in its discretion, at any regular or special meeting, pursuant to law. Subject to any provisions of the ~~articles of incorporation~~Certificate of Formation, distributions may be made by the transfer of money or other property (except the corporation’s own shares or rights to acquire such shares) or by the issuance of indebtedness of the corporation, and share dividends may be paid in the corporation’s own authorized but unissued shares or in treasury shares.
     “Section 7.07. Electronic Transmissions. For purposes of these Bylaws, “electronic transmission” means a form of communication that (i) does not directly involve the physical transmission of paper; (ii) creates a record that may be retained, retrieved, and reviewed by the recipient; and (iii) may be directly reproduced in paper form by the recipient through an automated process.
“Article VIII
Indemnification of Directors and Officers
     ~~Article 2.02-1 of the Act (the “Article”)~~The Code permits the corporation to indemnify its present and former directors and officers to the extent and under the circumstances set forth therein. In addition, in some instances, indemnification is required by the ~~Article~~Code. The corporation hereby elects to and does hereby indemnify all such persons to the fullest extent permitted or required by the ~~Article~~Code promptly upon request of any such person making a request for indemnity hereunder. Such obligation to so indemnify and to so make such determinations may be specifically enforced by resort to any court of competent jurisdiction. Further, the corporation shall pay or reimburse the reasonable expenses of such persons covered hereby in advance of the final disposition of any proceeding to the fullest extent permitted by the ~~Article~~Code and subject to the conditions thereof.

     A person’s right to request, or entitlement to claim, indemnification, payment or reimbursement pursuant to this Article VIII shall not be deemed exclusive of any other right to request, or entitlement to claim, indemnification, payment or reimbursement pursuant to any contract of insurance or any other law, contract, arrangement or understanding.
“Article IX
Amendments
     These bylaws may be altered, amended, or repealed or new bylaws may be adopted by the affirmative vote of a majority of the whole board of directors at any regular or special meeting; provided, that these bylaws may not be altered, amended, or repealed so as to be inconsistent with law or any provision of the ~~articles~~Certificate of ~~incorporation~~Formation.”
     A copy of the Company’s Fourth Amended and Restated Bylaws are attached hereto as Exhibit 3.1.
Item 8.01 Other Events
     On January 27, 2010, the Company issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.09 per share on the Company’s common stock, payable on March 26, 2010 to shareholders of record at the close of business on March 16, 2010.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Number	Description

3.1	Fourth Amended and Restated Bylaws.

99.1	Press Release of the Company dated January 27, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 28, 2010

THE MEN’S WEARHOUSE, INC.
By:	/s/ Neill P. Davis
Neill P. Davis
Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer

Index to Exhibits

Exhibit No.	Description

3.1	Fourth Amended and Restated Bylaws.

99.1	Press Release of the Company dated January 27, 2010.

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